EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 1, 2001, included in Boots & Coots International Well Control, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this Registration Statement.



/S/  ARTHUR  ANDERSEN  LLP
ARTHUR  ANDERSEN  LLP



Houston,  Texas
April  27,  2001


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